EXHIBIT 4.4


NUMBER                      OCUREST LABORATORIES, INC.      -             SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
                 25,000,000 AUTHORIZED SHARES $0.008 PAR VALUE

                                                            CUSIP NUMBER

                                                          SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS

THIS CERTIFIES THAT





IS THE OWNER OF

    FULLY-PAID AND NON-ASSESSABLE SHARES OF $0.008 PAR VALUE COMMON STOCK OF

                           OCUREST LABORATORIES, INC

transferable only on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:

                           OCUREST LABORATORIES, INC
                                 CORPORATE SEAL
                                     FLORIDA

          SECRETARY                                              PRESIDENT

                                             [LANDSCAPED]

                             COUNTERSIGNED:
                                       AMERICAN SECURITIES TRANSFER & TRUST INC
                                            P.O. BOX 1596
                                         DENVER, COLORADO 80201


                         By____________________________________________________
                             TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

                           OCUREST LABORATORIES, INC.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - ______ Custodian_______
                                                       (Cust)          (Minor)
TEN ENT - as tenants by the
          entireties                             under Uniform Gifts to Minors

JT TEN - as joint tenants with rights            Act _________________
         of survivorship and not as                      (State)
         tenants in common

    Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________


For value received, _______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]

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   Please print or typewrite name and address including zip code of assignee

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---------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------,
attorney-in-fact to transfer the said stock on the books of the within-name Corporation with full power of substitution in the premises.


Dated, ___________________________________


            ___________________________________________________________________

            ___________________________________________________________________
            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____________________________________
The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.